Cash and cash equivalents - Schedule of Cash and Cash Equivalents (Details) - USD ($) $ in Thousands	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015	Dec. 31, 2014
Subclassifications of assets, liabilities and equities [abstract]
Bank deposits	$ 102,200	$ 104,500
Cash at bank and in hand	41,448	102,189
TOTAL	143,648	206,689
Of which restricted cash	115	146
Bank overdrafts used for cash management purposes	0	0
NET CASH AND CASH EQUIVALENTS	$ 143,648	$ 206,689	$ 131,663	$ 254,086